UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 11, 2007 (Date of earliest event reported)
Williams Controls, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-18083 (Commission File Number)	84-1099587 (IRS Employer Identification Number)

14100 SW 72nd Avenue (Address of principal executive offices)		97224 (Zip Code)
503-684-8600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information set forth under "Item 2.02. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On May 11, 2007, Williams Controls, Inc. issued a press release announcing its 2007 second quarter results. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Williams Controls, Inc. dated May 11, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2007	WILLIAMS CONTROLS, INC. By: /s/ Dennis E. Bunday Dennis E. Bunday EVP & CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Williams Controls, Inc. dated May 11, 2007